Exhibit 10.10

AIRCRE contracts

SUBLEASE FOR A SINGLE SUBLESSEE

To be used if the entire space (Premises) will be subleased by a single sublessee whether or not the space (Premises) is a single tenant building or is located in a multi-tenant building.

If there will be one or more sublessees sharing the space with each other and/or the lessee, whether or not the space (Premises) is a single tenant building or is located in a multi-tenant building, use the Sublease for Multiple Tenants.

1. Basic Provisions ("Basic Provisions").

1.1 **Parties**: This Sublease ("**Sublease**"), dated for reference purposes only 6-24-2021 , is made by and between NMC Group, Inc., a California Corporation ("**Sublessor**") and Phoenix Cars LLC ("**Sublessee**"), (collectively the "**Parties**", or individually a "**Party**").

1.2 **Premises**: That certain real property, including all improvements therein, and commonly known as (street address, city, state, zip) 1500 Lakeview Loop, Anaheim, CA 92807 located in the County of Orange , State of California and generally described as (describe briefly the nature of the property) 39,043 SF ("**Premises**").

1.3 **Term**: 5 years and 7.5 months commencing 8/15/2021 ("**Commencement Date**") and ending 3/31/2027 ("**Expiration Date**").

1.4 **Early Possession**: If the Premises are available Sublessee may have non-exclusive possession of the Premises commencing N/A ("**Early Possession Date**").

1.5 **Base Rent**: $31,234.40 per month ("**Base Rent**"), payable on the 1st day of each month commencing 10/1/2021 .

☑ If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted.

1.6 **Base Rent and Other Monies Paid Upon Execution**:

(a) **Base Rent**: $31,234.40 for the period 8/15/2021-9/15/2021 .

(b) **Security Deposit**: $62,468.80 ("**Security Deposit**").

(c) **Association Fees**: ________ for the period ________ .

(d) **Other**: Net Expenses @ $0.22 PSF or $8,589.46 for 8/15/2021-9/15/2021 .

(e) **Total Due Upon Execution of this Lease**: $102,292.66 .

1.7 **Agreed Use**: The Premises shall be used and occupied only for general administrative office and light metal fabrication use and for no other purposes.

1.8 **Real Estate Brokers.**

(a) **Representation**: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Sublease with the following real estate brokers ("**Broker(s)**") and/or their agents ("Agent(s)"):

Sublessor's Brokerage Firm CBRE License No. ________ is the broker of (check one): ☐ the Sublessor; or ☑ both the Sublessee and Sublessor (dual agent).

Sublessor's Agent Alex Hayden License No. 01202588 is (check one): ☐ the Sublessor's Agent (salesperson or broker associate); or ☑ both the Sublessee's Agent and the Sublessor's Agent (dual agent).

Sublessee's Brokerage Firm CBRE License No. ________ Is the broker of (check one): ☐ the Sublessee; or ☑ both the Sublessee and Sublessor (dual agent).

Sublessee's Agent Brandon Luckham License No. 02058915 is (check one): ☐ the Sublessee's Agent (salesperson or broker associate); or ☑ both the Sublessee's Agent and the Sublessor's Agent (dual agent).

(b) **Payment to Brokers**: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement ~~(or if there is no such agreement, the sum of ________ or ________ % of the total Base Rent) for the brokerage services rendered by the Brokers~~.

1.9 **Guarantor**. The obligations of the Sublessee under this Sublease shall be guaranteed by Xiaofeng Peng,Chief Executive Officer of SPI ENERGY COMPANY LTD. ("**Guarantor**").

1.10 **Attachments**. Attached hereto are the following, all of which constitute a part of this Sublease:

☑ an Addendum consisting of Paragraphs 14 through 15 ;

☐ a plot plan depicting the Premises;

☐ a Work Letter;

☑ a copy of the master lease and any and all amendments to such lease (collectively the "**Master Lease**");

☐ other (specify): Sublessor shall deliver the building vacant and in the conditions set forth in the Paragraph 2.2 of this Sublease Agreement .

2. Premises.

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© 2019AIR CRE. All Rights Reserved.

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Last Edited: 7/15/2021 3:58 PM

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2.1 **Letting**. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **Note: Sublessee is advised to verify the actual size prior to executing this Sublease.**

2.2 **Condition**. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("**Start Date**"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

2.3 **Compliance**. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("**Applicable Requirements**") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. **NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

2.4 **Acknowledgements**. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Americans with Disabilities Act**. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: ☐ Sublessor's expense ☑ Sublessee's expense.

3. Possession.

3.1 **Early Possession**. Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2 **Delay in Commencement**. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3 **Sublessee Compliance**. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. Rent and Other Charges.

4.1 **Rent Defined**. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("**Rent**"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.2 **Utilities**. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

6. Master Lease.

6.1 Sublessor is the lessee of the Premises by virtue of the "**Master Lease**", wherein Alemi Properties LLC is the lessor, hereinafter the "**Master Lessor**".

6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the

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Master Lease except for the following paragraphs which are excluded therefrom: N/A .

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessee's Assumed Obligations**". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessor's Remaining Obligations**".

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7. Assignment of Sublease and Default.

7.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

8. Consent of Master Lessor.

8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

8.3 In the event that Master Lessor does give such consent then:

(a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

(b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

(c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

(d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

(e) ~~Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.~~

(f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

(g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement tc allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9. Additional Brokers Commissions.

9.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in

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accordance with the schedule attached to such brokerage fee agreement.

9.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

9.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third-party beneficiary of this paragraph 9.

10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any) in connection with this Sublease, and that no one other than said named Brokers and Agents is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "**Prevailing Party**" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. Signatures to this Sublease accomplished by means of electronic signature or similar technology shall be legal and binding.

13. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed At:	Executed At:
On: 7/16/2021	On: 7/16/2021
By Sublessor:	By Sublessee:
DS kM DS ML	DS CW DS Peng
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© 2019AIR CRE. All Rights Reserved.

SBS-9.04, Revised 10-22-2020

Last Edited: 7/15/2021 3:58 PM

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NMC Group, Inc., a California Corporation

By: Kevin McHenry
Name Printed: Kevin McHenry
Title: NMC/Kirkhill President
Phone:
Fax:
Email: kmchenry@kirkhill.com

TRANSDIGM AS GUARANTOR

By: Michael Lisman
Name Printed: Michael Lisman
Title: Chief Financial Officer
Phone:
Fax:
Email: mlisman@transdigm.com

Address:
Federal ID No.:

Phoenix Cars LLC

By: Chris Wang
Name Printed: Chris Wang
Title: Chief Financial Officer
Phone:
Fax:
Email: chrisw@phoenixmotorcars.com

SPI ENERGY COMPANY, LTD.,

AS GUARANTOR

By:
Name Printed: Xiaofeng Peng
Title: Chief Executive Office
Phone:
Fax:
Email: denton.peng@spigroups.com

Address:
Federal ID No.:

BROKER
CBRE

Attn: Alex Hayden
Title:

Address:
Phone:
Fax:
Email:
Federal ID No.:
Broker DRE License #:
Agent DRE License #: 01202588

BROKER
CBRE

Attn: Brandon Luckham
Title:

Address:
Phone:
Fax:
Email:
Federal ID No.:
Broker DRE License #:
Agent DRE License #: 02058915

Consent to the above Sublease is hereby given.

Executed At:
Executed On:

By Master Lessor:
Alemi Properties LLC

By:
Name Printed:
Title:
Phone:
Fax:
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:
Address:

Executed At:
Executed On:

By Guarantor:

By:
Name Printed:
Title:
Address:

By:
Name Printed:
Title:
Address:

KM ML

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CW Peng

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© 2019AIR CRE. All Rights Reserved.

SBS-9.04, Revised 10-22-2020

Last Edited: 7/15/2021 3:58 PM
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________ ________ ________ ________ INITIALS INITIALS © 2019AIRCRE. All Rights Reserved. Last Edited: 7/15/2021 3:58 PM SBS-9.04, Revised 10-22-2020 Page 6 of 6 Federal ID No.: AIR CRE * h ps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wri ng.

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/15/2021 3:58 PM ASL-1.00, Revised 10-22-2020 Page 1 of 1 ADDENDUM TO SUBLEASE Date: 6-24-2021 By and Between Sublessor: NMC Group, Inc., a California Corporation Sublessee: Phoenix Cars LLC Property Address: 1500 Lakeview Loop, Anaheim, CA 92807 (street address, city, state, zip) Paragraph: 14. 14. Triple Net Expenses: In addition to Base Rent, Sublessee shall be responsible for triple net expenses which are currently approximately $0.22 Per Sq Ft or $8,589.46/month 15. Rent Schedule: Months Rent Per Month 8/15/2021-9/15/2021 $31,234.40 NNN 9/16/2021-9/30/2021 $15,617.20 NNN 10/01/2021-7/31/2022 $31,234.40 NNN 8/01/2022-7/31/2023 $32,171.43 NNN 8/01/2023-7/31/2024 $33,136.57 NNN 8/01/2024-7/31/2025 $34,130.67 NNN 8/01/2025-7/31/2026 $35,154.59 NNN 8/01/2026-3/31/2027 $36,209.23 NNN In the event of any conﬂict between the provisions of this Addendum and the printed provisions of the Sublease, this Addendum shall control. AIR CRE * h ps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wri ng.

GUARANTY OF LEASE

WHEREAS, NMC Group, Inc., hereinafter "SubLessor", and Phoenix Cars LLC, hereinafter "SubLessee", are about to execute a document entitled "SubLease" dated 6-24-2021 concerning the premises commonly known as (street address, city, state, zip) 1500 Lakeview Loop, Anaheim, CA 92807 wherein SubLessor will lease the premises to SubLessee, and

WHEREAS, SPI Energy Company Ltd. hereinafter "Guarantors" have a financial interest in Lessee, and

WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guaranty of Lease.

NOW THEREFORE, in consideration of the execution of said Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rents and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

It is specifically agreed by Lessor and Guarantors that: (i) the terms of the foregoing Lease may be modified by agreement between Lessor and Lessee, or by a course of conduct, and (ii) said Lease may be assigned by Lessor or any assignee of Lessor without the consent of or notice to Guarantors and that this Guaranty shall guarantee the performance of said Lease as so modified.

This Guaranty shall not be released, modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease.

No notice of default by Lessee under the Lease need be given by Lessor to Guarantors, it being specifically agreed that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed immediately against Lessee and/or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee under the terms of the Lease or at law or in equity.

Lessor shall have the right to proceed against Guarantors following any breach or default by Lessee under the Lease without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

Guarantors hereby waive (a) notice of acceptance of this Guaranty. (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation that Guarantors may have against Lessee.

Guarantors do hereby subordinate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to ~~Lessor~~ under the Lease and this Guaranty.

If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors to provide estoppel statements and financial statements to Lessor. The failure of the Guarantors to provide the same to Lessor shall constitute a default under the Lease.

The term "Lessor" refers to and means the SubLessor named in the SubLease and also SubLessor's successors and assigns. So long as Lessor's interest in the Lease, the leased premises or the rents, issues and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment and their successors and assigns.

The term "Lessee" refers to and means the SubLessee named in the SubLease and also SubLessee's successors and assigns.

The term "Lease" refers to and means the Sublease.

Any description of the transaction should only reflect these terms.

Any recovery by Lessor from any other guarantor or insurer shall first be credited to the portion of Lessee's indebtedness to Lessor which exceeds the maximum liability of Guarantors under this Guaranty.

No provision of this Guaranty or right of the Lessor can be waived, nor can the Guarantors be released from their obligations except in writing signed by the Lessor.

Any litigation concerning this Guaranty shall be initiated in a state court of competent jurisdiction in the county in which the leased premises are located and the Guarantors consent to the jurisdiction of such court. This Guaranty shall be governed by the laws of the State in which the leased premises are located and for the purposes of any rules regarding conflicts of law the parties shall be treated as if they were all residents or domiciles of such State.

In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee. The attorney's fee award shall not be computed in accordance with any court fee

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schedule, but shall be such as to full reimburse all attorneys' fees reasonably incurred.

If any Guarantor is a corporation, partnership, or limited liability company, each individual executing this Guaranty on said entity's behalf represents and warrants that he or she is duly authorized to execute this Guaranty on behalf of such entity. Signatures to this Guaranty accomplished by means of electronic signature or similar technology shall be legal and binding.

If this Form has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by AIR CRE, the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

GUARANTORS

SPI Energy Company Ltd.

DocuSigned by:

By: [signature]

Name Printed: Xiaofeng Peng

Title: Chief Executive Officer

Address:

email: denton.peng@spigroups.com

Executed At:

On: 7/16/2021

By:

Name Printed:

Title:

Address:

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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AIRCRE contracts

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. **This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).**

☐ Buyer ☐ Seller ☑ SubLessor ☐ Lessee DocuSigned by: Kevin McHenry D888AF6F7AA34BD... Date: 7/16/2021

☐ Buyer ☐ Seller ☐ Lessor ☑ Sub Lessee DocuSigned by: Chris Wang D569858FCE154DA... Date: 7/16/2021

Agent: Alex Hayden DRE Lic. #: 01202588

Real Estate Broker (Firm)

DS KM DS Mt By: ______ DRE Lic. #: DS CW DS Date: ______

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________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 7/15/2021 3:58 PM AD-3.01, Revised 10-22-2020 Page2 of 4 (Salesperson or Broker-Associate) THIS FORM HAS BEEN PREPARED BY AIR CRE. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF THIS FORM FOR ANY SPECIFIC TRANSACTION. PLEASE SEEK LEGAL COUNSEL AS TO THE APPROPRIATENESS OF THIS FORM.

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP
CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13. As used in Sections 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings:
(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions. **(b)** "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee of real property. **(c)** "Commercial real property" means all real property in the state, except (1) single-family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with Section 1940) of Title 5, (3) a mobile home, as defined in Section 798.3, (4) vacant land, or (5) a recreational vehicle, as defined in Section 799.29. **(d)** "Dual agent" means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction. **(e)** "Listing agreement" means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. **(f)** "Seller's agent" means a person who has obtained a listing of real property to act as an agent for compensation. **(g)** "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the seller's agent. **(h)** "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. **(i)** "Offer to purchase" means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller. **(j)** "Real property" means any estate specified by subdivision (1) or (2) of Section 761 in property, and includes (1) single-family residential property, (2) multi-unit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as defined in Section 18007 of the Health and Safety Code, or a mobile home as defined in Section 18008 of the Health and Safety Code, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. **(k)** "Real property transaction" means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an offer to purchase. **(l)** "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration. **(m)** "Seller" means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor of real property. **(n)** "Buyer's agent" means an agent who represents a buyer in a real property transaction.

2079.14. A seller's agent and buyer's agent shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in Section 2079.15, as follows: **(a)** The seller's agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. **(b)** The buyer's agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase. If the offer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the offer to purchase from the buyer.

2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17(a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. **(b)** As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller.
(C) CONFIRMATION: The following agency relationships are confirmed for this transaction.

Seller's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number ________
Is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller. (dual agent)
Seller's Agent DO NOT COMPLETE, SAMPLE ONLY License Number ________
Is (check one): ☐ the Seller's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)
Buyer's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number ________
Is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller. (dual agent)
Buyer's Agent DO NOT COMPLETE, SAMPLE ONLY License Number ________
Is (check one): ☐ the Buyer's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14. An agent's duty to provide disclosure and confirmation of representation in this section may be performed by a real estate salesperson or broker associate affiliated with that broker.

2079.18 (Repealed pursuant to AB-1289, 2017-18 California Legislative session)

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically

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prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any confidential information obtained from the seller. **(b)** A dual agent may not, without the express permission of the buyer, disclose to the seller any confidential information obtained from the buyer. **(c)** "Confidential information" means facts relating to the client's financial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price offered. **(d)** This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a seller's agent from also being a buyer's agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent.

2079.23 (a) A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. **(b)** A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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